UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐         Soliciting Material under § 240.14a‑12

AYTU BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AYTU BIOPHARMA, INC.
7900 East Union Avenue, Suite 920
Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 21, 2025

To the Stockholders of Aytu BioPharma, Inc.:

You are cordially invited to attend the 2025 annual meeting of stockholders of Aytu BioPharma, Inc. (the “Annual Meeting”) to be held in person on May 21, 2025, at 10:00 a.m. Mountain time at the office of Aytu BioPharma, Inc., 7900 East Union Avenue, Suite 920, Denver, Colorado 80237 for the following purposes:

1.	To elect five directors named in the proxy statement to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.

To approve an amendment to the Aytu BioPharma, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) to increase the number of shares reserved for issuance under the 2023 Equity Incentive Plan by 300,000 shares to bring the total number of shares reserved for issuance under the 2023 Equity Incentive Plan to 500,000 shares, not including unissued shares from available awards under prior plans or any returned shares;

3.	To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending June 30, 2025;

4.	To hold an advisory vote on executive compensation; and

5.	To act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our board of directors (the “Board” or the “Board of Directors”) has fixed the close of business on March 24, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. A list of stockholders eligible to vote at the Annual Meeting will be available for review during our regular business hours at our principal offices in Denver, Colorado for 10 days prior to the Annual Meeting.

To assure your representation at the Annual Meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy or change your vote for shares of our common stock you hold directly in your name through our transfer agent, Issuer Direct Corporation, by (i) signing another proxy card with a later date and delivering it to our Corporate Secretary at 7900 East Union Avenue, Suite 920, Denver, Colorado 80237 before the date of the Annual Meeting, (ii) submitting revised votes over the Internet or by telephone by 11:59 p.m. Eastern time on May 20, 2025, or (iii) attending the Annual Meeting and voting your shares of our common stock in person at our Annual Meeting. If your shares of common stock are held in the name of a bank, broker, or other nominee holder of record, please follow the instructions on the voting instruction form furnished to you by such record holder.

Denver, Colorado
Dated: March 28, 2025
By Order of the Board of Directors
/s/ John A. Donofrio, Jr.
John A. Donofrio, Jr.
Chairman of the Board of Directors

AYTU BIOPHARMA, INC.

7900 East Union Avenue, Suite 920

Denver, Colorado 80237

PROXY STATEMENT

DATED March 28, 2025

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, May 21, 2025

This proxy statement has been prepared by the management of Aytu BioPharma, Inc. “We,” “our,” “Aytu,” and the “Company” each refers to Aytu BioPharma, Inc. and its wholly owned subsidiaries. The enclosed proxy is solicited by the board of directors (the “Board” or the “Board of Directors”) of the Company for use at the 2025 annual meeting of stockholders of the Company (the “Annual Meeting”) and at any postponement or adjournment thereof.

In accordance with the rules of the United States Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and providing Internet access to our proxy materials, including the notice, this proxy statement, our annual report to stockholders, including financial statements, and a proxy card for the Annual Meeting, which will save printing costs and benefit the environment. These materials will first be available on the Internet on or about March 28, 2025. If you are a stockholder of record or a beneficial owner as of the record date of March 24, 2025, we will mail a Notice of Internet Availability on or about March 28, 2025. This proxy statement and the Notice of Internet Availability contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the Annual Meeting and vote your common stock if you held shares as of the close of business on March 24, 2025. As of March 24, 2025, there were 6,169,953 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least one-third (33.3%) of the outstanding shares of our capital stock entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting on a particular matter at the Annual Meeting. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. When a broker, bank or other nominee has discretion to vote on one or more proposals at the Annual Meeting but does not have discretion to vote on other matters at the Annual Meeting, the broker, bank or other nominee will inform the inspector of election that it does not have the authority to vote on the “non-discretionary” matters with respect to shares held for beneficial owners which did not provide voting instructions with respect to the “non-discretionary” matters. This situation is commonly referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but not for determining the number of shares voted FOR, AGAINST, or ABSTAIN with respect to any matters.

Assuming the presence of a quorum at the Annual Meeting:

1.

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

2.

The approval of the amendment to the 2023 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

3.

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

4.

The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. However, the stockholder vote on this matter will not be binding on the Company or the Board of Directors and will not be construed as overruling or determining any decision by the Board on executive compensation.

We strongly encourage you to vote your shares promptly. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who may vote at the Annual Meeting?

A:

Our Board of Directors has set March 24, 2025, as the record date for the Annual Meeting. If you owned shares of our common stock at the close of business on March 24, 2025, you may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of March 24, 2025, there were 6,169,953 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, you have the right to vote in person at the Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” In that case, these proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the Notice of Internet Availability.

Q:	What is the quorum requirement for the Annual Meeting?

A:

One-third (33.3%) of our outstanding shares of common stock entitled to vote as of the record date must be present at the Annual Meeting in order for us to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:

●	are present and entitled to vote in person at the Annual Meeting; or

●	properly submitted a proxy card or voter instruction card in advance of or at the Annual Meeting.

If you are present in person or by proxy at the Annual Meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the Annual Meeting?

A:	The four proposals to be voted on at the Annual Meeting are as follows:

1.	To elect five directors named in the proxy statement to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.

To approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2023 Equity Incentive Plan by 300,000 shares to bring the total number of shares reserved for issuance under the 2023 Equity Incentive Plan to 500,000 shares, not including unissued shares from available awards under prior plans or any returned shares;

3.	To ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2025; and

4.	To hold an advisory vote on executive compensation.

We will also consider any other business that properly comes before the Annual Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	How can you attend the Annual Meeting?

A:

We are hosting the Annual Meeting in person at our office at 7900 East Union Avenue, Suite 920, Denver, Colorado 80237. If you are a stockholder of record, you may vote your shares in person at the Annual Meeting. Stockholders may only participate in person and must pre-register. In order to attend the in person Annual Meeting, you will need to pre-register by 11:59 p.m. Eastern time on May 20, 2025. To pre-register for the Annual Meeting, please follow these instructions: If your shares are registered in your name with our transfer agent and you wish to attend the Annual Meeting, please go to www.proxyvote.com, enter the control number you received on your proxy card to access the voting page, then click “Attend the Meeting” link at the top of the page.

●

If you do not have your proxy card, you may pre-register to attend the Annual Meeting by emailing to us your proof of ownership of shares of our capital stock as of March 24, 2025. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the Annual Meeting with instructions for attending the Annual Meeting in person.

●

If your shares are not registered in your name with our transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee of record in “street name” as of March 24, 2025, you may pre-register to attend the Annual Meeting by emailing us and attaching evidence that you beneficially owned shares of our capital stock as of March 24, 2025, which evidence may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee of record, an account statement, or a letter or legal proxy from such custodian. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the Annual Meeting with instructions for attending the Annual Meeting in person.

●

If you hold your capital stock in “street name,” you must obtain the appropriate documents from your broker, bank or other nominee holder of record, giving you the right to vote the shares at the Annual Meeting. For beneficial owners of shares of our capital stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note, however, that unless you have a legal proxy from your bank, broker, or other nominee, you will not be able to vote any shares held in “street name” in person at the Annual Meeting. Please note that even if you plan to attend the Annual Meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.

Q:	How do I vote my shares at the Annual Meeting?

A:	Via the Internet or by Telephone

If you hold shares of our common stock directly in your name as a stockholder of record, you may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. In order to vote your shares via the Internet or by telephone, you will need the control number on your proxy card (which is unique to each stockholder to ensure all voting instructions are genuine and to prevent duplicate voting). Votes may be submitted via the Internet or by telephone, 24 hours a day, seven days a week, and must be received by 11:59 p.m. Eastern time on May 20, 2025.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you may submit voting instructions via the Internet or by telephone only if Internet or telephone voting is made available by your broker, bank or other nominee holder of record. Please follow the voting instructions provided by your broker, bank or other nominee holder of record with these materials.

By Mail

If you hold shares of our common stock directly in your name as a stockholder of record, in order to vote by mail, you may submit a proxy card. You will need to complete, sign and date your proxy card and return it using the postage-paid return envelope provided. Broadridge Financial Solutions, Inc. must receive your proxy card by mail by 11:59 p.m. Eastern time on May 20, 2025.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, in order to provide voting instructions by mail you will need to complete, sign and date the voting instruction form provided by your broker, bank or other nominee holder of record with these materials and return it in the postage-paid return envelope provided. Your broker, bank or other nominee holder of record must receive your voting instruction form in sufficient time to vote your shares.

At the Annual Meeting

If you hold shares of our common stock directly in your name as a stockholder of record, you may vote your shares during the Annual Meeting. If you are a stockholder of record, you may vote your shares at the Annual Meeting. Stockholders may only participate in person and must pre-register. In order to attend the Annual Meeting, you will need to pre-register by 11:59 p.m. Eastern time on May 20, 2025. Stockholders of record also may be represented by another person at the Annual Meeting by executing a proper proxy designating that person and having that proper proxy be presented to the judge of election with the applicable ballot at the Annual Meeting.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you must obtain a written legal proxy from that institution and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting. To request a legal proxy, please contact your broker, bank or other nominee holder of record.

Please carefully consider the information contained in this proxy statement. Whether or not you plan to attend the Annual Meeting in person, we encourage you to vote via the Internet, by telephone or by mail so that your shares will be voted in accordance with your wishes even if you later decide not to attend the Annual Meeting.

If you attend the Annual Meeting and vote in person, any votes that you previously submitted, whether via the Internet, by telephone or by mail, will be revoked and superseded by the vote that you cast at the Annual Meeting. Your attendance at the Annual Meeting alone will not revoke any proxy previously given.

Whether your proxy is submitted via the Internet, by telephone or by mail, if it is properly completed and submitted, and if you do not revoke it prior to or at the Annual Meeting, your shares will be voted at the Annual Meeting in the manner specified by you, except as otherwise set forth in this proxy statement.

Q:	Can I revoke my proxy or change my voting instructions for my common stock?

A:	Yes, you may revoke your proxy or change your vote at any time before the closing of the polls at the Annual Meeting.

If you are a stockholder of record at the record date for our Annual Meeting (the close of business on March 24, 2025), you can revoke your proxy or change your vote by:

●

filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 7900 East Union Avenue, Suite 920, Denver, Colorado 80237 either before or at our Annual Meeting;

●

duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 7900 East Union Avenue, Suite 920, Denver, Colorado 80237 either before or at our Annual Meeting and before the taking of the vote;

●	attending our Annual Meeting in person and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy); or

●

if you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern time on May 20, 2025 (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you hold your shares in “street name” through a broker, bank or other nominee holder of record, you must contact your broker, bank or other nominee holder of record to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote at our Annual Meeting in person.

Q:	What happens if I sell my shares of common stock after the record date but before the Annual Meeting?

A:

The record date for the Annual Meeting (the close of business on March 24, 2025) is earlier than the date of the Annual Meeting. If you sell or otherwise transfer your shares of our stock after the record date but before the date of the Annual Meeting, you will, unless the transferee obtains a proxy from you, retain your right to vote at the Annual Meeting.

Q:	How can I access the proxy materials over the Internet?

A:	Your Notice of Internet Availability, proxy card or voting instruction card (as applicable) contains instructions on how to:

●	view our proxy materials online at https://materials.proxyvote.com; and

●	instruct us to send future proxy materials to you electronically by e-mail.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. We will publish the results in a Form 8‑K filed with the SEC within four business days of the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our Board of Directors shall be determined solely and exclusively by resolution duly adopted from time to time by our Board. There are five directors presently serving on our Board, and the number of directors to be elected at this Annual Meeting is five. Our full Board has proposed the five nominees listed below (who are our current directors) for re-election to the Board to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Our Board has determined that, under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), all of our directors are independent, except for Joshua R. Disbrow. In addition to the specific bars to independence as set forth in the Nasdaq listing rules, we also consider whether a director or his/her affiliates have provided any services to, worked for, or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees are related by blood, marriage, or adoption to any other nominee or any of our executive officers, except that Joshua R. Disbrow and Jarrett T. Disbrow, our Chief Business Officer are brothers. The following table sets forth certain details of our directors as of April 28, 2025:

Name	Age	Director Since	Position
Joshua R. Disbrow	50	January 2016	Director and Chief Executive Officer
John A. Donofrio, Jr.	57	July 2016	Chairman of the Board of Directors
Carl C. Dockery	62	April 2016	Director
Abhinav “Abi” Jain	34	June 2023	Director
Vivian H. Liu	63	July 2022	Director

Joshua R. Disbrow

Mr. Disbrow has been employed by us since April 16, 2015, and a member of our Board of Directors since January 2016. Prior to the closing of the merger between Luoxis Diagnostics, Inc. (“Luoxis”) and Vyrix Pharmaceuticals, Inc. that formed Aytu, Mr. Disbrow was the Chief Executive Officer of Luoxis since January 2013. Mr. Disbrow jointly served as the Chief Operating Officer of Ampio Pharmaceuticals, Inc. (“Ampio”), a public biotechnology company, from December 2012 until April 2015. Prior to joining Ampio, he served as the Vice President of Commercial Operations at Arbor Pharmaceuticals, LLC (“Arbor”), a private specialty pharmaceutical company, from May 2007 through October 2012. He joined Arbor as the company’s second full-time employee and led the company’s commercial efforts from inception to the company’s acquisition in 2010 and growth to over $250 million in net sales in 2012. By the time Mr. Disbrow departed Arbor in late 2012, he had led the growth of the commercial organization that included a nationwide sales force, marketing, sales training, managed care, national accounts, distribution and other commercial functions. Mr. Disbrow has spent 27 years in the pharmaceutical, diagnostic, and medical device industries and has held positions of increasing responsibility in sales, sales management, marketing, commercial operations, commercial strategy, and corporate finance and business development. Prior to joining Arbor, Mr. Disbrow served in sales management with Cyberonics, Inc., a medical device company focused on central nervous system therapies from June 2005 through April 2007. Prior to joining Cyberonics, he was the Director of Marketing at LipoScience Inc., an in vitro diagnostics company. Mr. Disbrow began his career in sales. Mr. Disbrow holds an M.B.A. from Wake Forest University School of Business and BS in Management from North Carolina State University. Mr. Disbrow’s experience in executive management and commercialization within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a member of our Board of Directors.

John A. Donofrio, Jr.

Mr. Donofrio joined our Board of Directors in July 2016 and was appointed as Chairman of the Board of Directors in November 2024. He is a senior pharmaceutical executive with over 30 years of experience in the industry across a broad range of areas, including President, Chief Financial Officer, and Chief Operating Officer positions. Mr. Donofrio has significant finance experience in consolidated financial reporting, international accounting and internal controls, financial systems development and implementation, cost accounting, inventory management, supply chain, transfer pricing, budget and forecast planning, integration of mergers and acquisitions and business development. Mr. Donofrio is the founder of Riverside Consulting LLC, an advisory firm providing strategic and financial advisory services to life sciences companies. Prior to founding Riverside Consulting LLC, he served as Executive Vice President, Chief Operating Officer of Novan Inc., a specialty dermatology company and was President of Novan Inc.’s wholly owned subsidiary EPI Health. From March 2019 until its acquisition by Novan, Inc. in March 2022, Mr. Donofrio served as EPI Health’s President. Mr. Donofrio previously served as Chief Financial Officer and Head of Business Development at TrialCard (now Mercalis) from March 2018 to March 2019. Mercalis is a technology-driven pharmaceutical services company providing patient access and support programs to the pharmaceutical and biotechnology industries. Prior to joining Mercalis, Mr. Donofrio was the Chief Financial Officer and Head of North American Business Development for Merz North America (“Merz”) from August 2013 to March 2018. Merz is a specialty healthcare company that develops and commercializes innovative treatment solutions in aesthetics, dermatology and neurosciences in the United States and Canada. At Merz, Mr. Donofrio was accountable for financial performance, cost management, business development and strategic business planning and analysis for the finance organization in North America. Prior to joining Merz, Mr. Donofrio served as Vice President, Stiefel Global Finance, U.S. Specialty Business and Puerto Rico, a GlaxoSmithKline plc company from July 2009 to July 2013. In that role, Mr. Donofrio was responsible for the financial strategy, management reporting, and overall control framework for the Global Dermatology Business Unit. Mr. Donofrio also served as a director of Vyrix Pharmaceuticals from February 2014 to April 2015. Mr. Donofrio holds a degree in Accounting from North Carolina State University. Mr. Donofrio’s broad executive leadership experience and financial expertise along with experience in the pharmaceutical industry led to the conclusion that he should serve as a member of our Board of Directors.

Carl C. Dockery

Mr. Dockery joined our Board of Directors in April 2016. Mr. Dockery is a financial executive with over 30 years of experience as an executive in the insurance and reinsurance industry and more recently since 2006 as the founder and president of a registered investment advisory firm, Alpha Advisors, LLC. Mr. Dockery’s career as an insurance executive began in 1988 as an officer and director of two related and closely held insurance companies, including serving as Secretary of Crossroads Insurance Co. Ltd. of Bermuda and as Vice President of Gulf Insurance Co. Ltd. of Grand Cayman. Familiar with the London reinsurance market, in the 1990s, Mr. Dockery worked at Lloyd’s and the London Underwriting Centre brokering various types of reinsurance placements. From September 2014 through September 2019, Mr. Dockery served as a director of CytoDyn Inc., a publicly traded biotechnology company focused on the development and potential commercialization of humanized monoclonal antibodies for the treatment and prevention of HIV and cancers. Mr. Dockery graduated from Southeastern University with a Bachelor of Arts in Humanities. Mr. Dockery’s financial expertise and experience, as well as his experience as a director of a publicly traded biopharmaceutical company led to the conclusion that he should serve as a member of our Board of Directors.

Abhinav “Abi” Jain

Mr. Jain joined our Board of Directors in June 2023. Since July 2019, Mr. Jain has served as an Analyst at Nantahala Capital Management, LLC (“Nantahala”) and is focused on investments in various sectors, including specialty and generic pharmaceuticals. From 2015 to 2017, Mr. Jain was an Associate at Angelo, Gordon & Co., an alternative asset manager. At Angelo, Gordon & Co., Mr. Jain focused on private equity and structured credit investments. He graduated from Massachusetts Institute of Technology in 2012 with an S.B. in Chemical-Biological Engineering and from The Wharton School of the University of Pennsylvania in 2019 with an M.B.A. with honors in Finance and Entrepreneurial Management. Mr. Jain’s financial expertise and experience led to the conclusion that he should serve as a member of our Board of Directors. Mr. Jain was appointed pursuant to a board designation right granted to Nantahala to appoint one director to our Board of Directors, pursuant to the Securities Purchase Agreement dated June 8, 2023, with Nantahala and other investors.

Vivian H. Liu

Ms. Liu joined our Board of Directors in July 2022. Ms. Liu currently serves as Head of Corporate Affairs for PREMIA Holdings (HK) Limited (“PREMIA”), a developer of clinical-genomic oncology databases and service provider to pharmaceutical companies seeking to operate clinical trials throughout Asia. Prior to joining PREMIA, Ms. Liu served in various roles, including as a member of Board of Directors and President, Chief Executive Officer and Chief Financial Officer for Innovus Pharmaceuticals, Inc. (“Innovus”), a publicly listed consumer healthcare company acquired by Aytu in February 2020. Prior to Innovus, she served as the President and Chief Executive Officer of FasTrack Pharmaceuticals, Inc. From 2017 to 2018, she served as the Chief Operating Officer and a member of the Board of Directors of Cesca Therapeutics, Inc. Previously, Ms. Liu served as Managing Director of OxOnc Services Company, an oncology development company, and prior to that, Ms. Liu co-founded and served as President, Chief Executive Officer, and board director of NexMed, Inc., a drug development company which was later renamed Apricus BioSciences. Prior to her appointment as President of NexMed, Inc., Ms. Liu served in several executive capacities, including as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Vice President of Corporate Affairs. Ms. Liu has an M.P.A. from the University of Southern California and a B.A. from the University of California, Berkeley. Ms. Liu’s experience in executive management within the pharmaceutical industry, as a director of a publicly traded biopharmaceutical company and in corporate finance led to the conclusion that she should serve as a member of our Board of Directors.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR all five of the director nominees listed above.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN

Our Board believes that our future success depends on our ability to attract and retain talented employees and that the ability to grant equity awards is a necessary and powerful recruiting and retention tool. The Board believes that equity awards motivate high levels of performance, more closely align the interests of employees and stockholders by giving employees an opportunity to hold an ownership stake in the Company and provide an effective means of recognizing employee contributions to the success of the Company. Our Board has approved an increase to the number of shares reserved for issuance under the 2023 Equity Incentive Plan by 300,000 shares to bring the total number of shares issuable under the 2023 Equity Incentive Plan to 500,000 shares, not including unissued shares from available awards under prior plans or any returned shares, and we are asking our stockholders to approve this increase. Other than the increase in the number of shares reserved for issuance, the 2023 Equity Incentive Plan has not been amended in any material way.

Reasons for Voting for the Proposal

Our Board requests that the stockholders approve the amendment to the 2023 Equity Incentive Plan to increase the number of shares reserved for issuance by an additional 300,000 shares to a total of 500,000 shares (not including unissued shares from available awards under prior plans or any returned shares) for the following principal reasons:

●	we believe that our employees and consultants are our most valuable assets and that the approval of the amendment to the 2023 Equity Incentive Plan is crucial to the Company’s future success;

●

we believe the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to hire and motivate the quality personnel and consultants it needs to drive the Company’s long-term growth and financial success;

●

we believe that equity awards are a vital component of our employee and consultant compensation programs, since they allow us to compensate employees and consultants based on the Company performance, while at the same time, provide an incentive to build long-term stockholder value; and

●

if we do not have a sufficient number of shares available to grant under our 2023 Equity Incentive Plan, we may need to instead offer material cash-based incentive to compete for talent, which could impact our quarterly results of operations, balance sheet and may make the Company less competitive compared to other pharmaceutical companies and the Company’s peer companies in hiring and retaining top talent.

In consideration of the above factors, the Board determined that the Company should seek stockholder approval for a 300,000 share replenishment of the 2023 Equity Incentive Plan, to cover anticipated employee incentive program needs for a one to two year period.

As of December 31, 2024, there were 221,392 shares of common stock subject to outstanding stock option awards, and 565 unvested restricted stock units under the 2023 Equity Incentive Plan. There were 87,636 shares of common stock available for issuance pursuant to future awards. The weighted-average exercise price of outstanding stock option awards was $4.57. If this Proposal No. 2 is approved by our stockholders, an additional 300,000 shares will be authorized for issuance under the 2023 Equity Incentive Plan, for a total of 500,000 shares authorized for issuance under the 2023 Equity Incentive Plan, not including unissued shares from available awards under prior plans or any returned shares.

We anticipate the proposed 300,000 share increase will provide us with a pool of shares we expect will last for approximately one to two years. A change in business conditions, our business strategy or equity market performance could alter this projection. If this proposal is approved, we intend to register the additional shares available for grant under the 2023 Equity Incentive Plan on Form S-8 prior to making awards of such additional shares.

As of December 31, 2024, there were 6,169,681 total shares of common stock outstanding (including 36,256 shares of unvested restricted stock issued to executives, directors and employees); warrants to purchase 2,060,651 shares of common stock with an exercise price of $0.0001 per share; warrants to purchase 2,173,912 shares of common stock with an exercise price of $1.59 per share issued in our June 2023 offering; warrants to purchase 1,191,811 shares of common stock with an exercise price of $2.32 per share issued in our August 2022 offering; warrants to purchase 122,092 shares of common stock with an exercise price of $8.60 per share issued with our now extinguished $15 million term note; warrants to purchase 333,300 shares of common stock with an exercise price of $26.00 per share issued in our March 2022 offering; warrants to purchase 15,571 shares of common stock with an exercise price of $150.00 per share issued in our December 2020 offering; and warrants to purchase 2,543 shares of common stock with an exercise price of $287.50 per share issued in our March 2020 offering. If all issued and outstanding warrants, stock options and restricted stock units were to be exercised, there would be 12,291,518 shares of common stock outstanding. We anticipate a burn rate of approximately 100,000 to 200,000 shares per year pursuant to equity awards in the aggregate over the twelve months following the Annual Meeting. The final determination of the number of shares granted under the 2023 Equity Incentive Plan will be determined by the Compensation Committee and the actual number of awarded shares may differ materially from this estimate. We believe this estimated burn rate is reasonable and necessary to provide a predictable amount of equity for attracting, retaining, and motivating employees and other service providers. In recommending to our stockholders the increase in the number of shares to be authorized under the 2023 Equity Incentive Plan, the Board considered our burn rate for fiscal 2022, fiscal 2023, and fiscal 2024 (from July 1, 2024, through December 31, 2024) as shown below:

Annual Equity Usage	Fiscal 2023	Fiscal 2024	Fiscal 2025 (through December 31, 2024)	Average
Options	49,212	113,500	83,000	81,904
Restricted stock and restricted stock units	6,825	12,500	20,000	13,108
Total grants	56,037	126,000	103,000	95,012

The following table provides aggregated information regarding the overhang and dilution associated with the 2023 Equity Incentive Plan and the potential stockholder dilution that would result if our proposed share increase is approved:

Fully-Diluted Overhang Calculation	As of December 31, 2024	As of December 31, 2024, Giving Effect to Additional Share Reserve
Shares outstanding	6,169,681	6,169,681
Potential dilution:
Shares issuable under outstanding equity awards (1)	221,957	221,957
Shares issuable upon exercise of warrants	5,899,880	5,899,880
Shares available for future awards under 2023 Equity Incentive Plan	87,636	87,636
Additional share reserve under proposed amendment if approved	—	300,000
Total fully-diluted shares outstanding	12,379,154	12,679,154

Potentially dilutive shares from the 2023 Equity Incentive Plan	87,636	387,636
Fully-diluted overhang (2)	1%	3%

(1)	Consists of 221,392 options outstanding and 565 unvested restricted stock units.
(2)	Calculated as potentially dilutive shares from the 2023 Equity Incentive Plan divided by fully-diluted shares outstanding, both as listed in the table above.

If the amendment of the 2023 Equity Incentive Plan is not approved by our stockholders, the 2023 Equity Incentive Plan will remain in effect and awards will continue to be made under the 2023 Equity Incentive Plan to the extent any shares remain available. However, we may not be able to continue our equity incentive program in an amount sufficient to provide competitive equity compensation. This could preclude us from successfully attracting and retaining highly skilled employees. The Board believes that the 2023 Equity Incentive Plan, as amended, will be sufficient to achieve our recruiting, retention and incentive goals for the next one to two years and will be essential to our future success.

You should be aware that the issuance of additional shares of common stock under the 2023 Equity Incentive Plan will have a dilutive effect on our existing stockholders. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually. The Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain our talented employees.

Our executive officers and directors have an interest in the approval of the amendment to the 2023 Equity Incentive Plan by our stockholders because they are eligible to receive awards under the 2023 Equity Incentive Plan.

Summary of the 2023 Equity Incentive Plan

The material features of the 2023 Equity Incentive Plan are described below. The following description of the 2023 Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2023 Equity Incentive Plan. Stockholders are urged to read the actual text of the 2023 Equity Incentive Plan in its entirety, which is included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “2024 Annual Report”) and the proposed amendment to the 2023 Equity Incentive Plan, which is set forth in Appendix A to this proxy statement.

The 2023 Equity Incentive Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and subsidiaries, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

The following table identifies key features of the 2023 Equity Incentive Plan:

Key Feature	Description
Independent Committee Administration	The 2023 Equity Incentive Plan is administered by our Compensation Committee comprised entirely of non-employee independent directors.
No Evergreen Provision	The 2023 Equity Incentive Plan does not contain an “evergreen” provision that will automatically increase the number of shares authorized for issuance under the 2023 Equity Incentive Plan.
Limit on Shares Authorized

Shares subject to any outstanding awards under our prior stock incentive plans that are forfeited, canceled or reacquired by the Company will become available for re-issuance under the 2023 Equity Incentive Plan; provided, however, the number of shares that may be issued shall never exceed 15% of the Company’s then total authorized and outstanding shares.

Plan Uses 1:1 Share Counting

All shares subject to awards, regardless of type of award or whether the award is full value or appreciation only, will count against the 2023 Equity Incentive Plan’s reserve on a 1:1 basis for each share subject to the plan reserve.

No Discounted Stock Options or Stock Appreciation Rights (“SARs”)

Stock options and SARs must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant (unless such award is granted in substitution for a stock option or SAR previously granted by an entity that is acquired by or merged with the Company).

No Repricing of Stock Options or SARs

The 2023 Equity Incentive Plan prohibits the repricing of stock options and SARs (including a prohibition on the repurchase of “underwater” stock options or SARs for cash or other securities) without stockholder approval.

No Liberal Share "Recycling"

The 2023 Equity Incentive Plan provides that any shares (i) surrendered to pay the exercise price of an option; (ii) withheld by the Company or tendered to satisfy tax withholding obligations with respect to any option; (iii) covered by a stock-settled SAR not issued in connection with settlement upon exercise; or (iv) repurchased by the Company using option proceeds will not be added back (“recycled”) to the 2023 Equity Incentive Plan.

Awards Subject to Forfeiture or Clawback

Awards under the 2023 Equity Incentive Plan will be subject to recovery or other penalties pursuant to (i) any Company clawback policy; or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes‑Oxley Act of 2002, Section 954 of the Dodd‑Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Types of Awards

The terms of the 2023 Equity Incentive Plan provide for the grant of incentive stock options, non-statutory stock options, SARs, restricted stock awards, restricted stock unit awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization (as set forth below), the aggregate number of shares of our common stock that may be issued under the 2023 Equity Incentive Plan before the proposed amendment consists of (a) 200,000 shares of common stock available under the 2023 Equity Incentive Plan; (b) 87,129 shares available for grant that were rolled over to the 2023 Equity Incentive Plan; and (c) any “Returning Shares” (as set forth below) as such shares are returned to the Company and become available from time to time as a result of lapsed or otherwise unused awards or portions of awards, which was 29,507 shares as of December 31, 2024.

Returning Shares

Subject to the limitations below, if any Shares covered by an award or to which an award relates are not purchased or are forfeited or are reacquired by the Company, or if an award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the 2023 Equity Incentive Plan with respect to such award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting awards under the 2023 Equity Incentive Plan.

Shares Not Returning

The following shares will not again become available for issuance under the 2023 Equity Incentive Plan: (i) any shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise” or any shares tendered in payment of the exercise price of an option; (ii) any shares withheld by the Company or shares tendered to satisfy any tax withholding obligation with respect to an award; (iii) shares covered by a stock‑settled SAR issued under the 2023 Equity Incentive Plan that are not issued in connection with settlement in shares upon exercise; or (iv) shares that are repurchased by the Company using option exercise proceeds. In addition to the plan reserve, awards granted to non-employee directors are subject to an individual annual limitation. The sum of the grant date fair value of equity-based awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee director during any calendar year, shall not exceed $1,500,000.

Eligibility

All of our (including our subsidiaries’) approximately 90 employees, four non-employee directors as of March 24, 2025, as well as any consultants we may engage with from time to time, are eligible to participate in the 2023 Equity Incentive Plan and may receive all types of awards other than incentive stock options. An incentive stock option may only be granted to employees.

Administration

The 2023 Equity Incentive Plan will be administered by our Board, which may in turn delegate authority to administer the 2023 Equity Incentive Plan to a committee or committees (the “Plan Administrator”). The Board and any committee it may so designate will each be considered a Plan Administrator for purposes of this Proposal No. 2. Subject to the terms of the 2023 Equity Incentive Plan, the Plan Administrator, may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of the awards, and the terms and conditions of awards granted under the 2023 Equity Incentive Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards, and to make any other determinations necessary or advisable in administering the plan. The Plan Administrator has no obligation to treat participants uniformly when determining forms or treatment of awards.

Stock Options

Stock options may be granted under the 2023 Equity Incentive Plan pursuant to stock option agreements. The 2023 Equity Incentive Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”).

The exercise price of a stock option granted under the 2023 Equity Incentive Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2023 Equity Incentive Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to six months following the participant’s termination due to the participant’s disability or for up to six months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all unvested stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. In the absence of a specified time in the award grant agreement, such option shall expire three months after termination. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

The Plan Administrator will determine acceptable forms of consideration for exercising a stock option, which consideration, including payment of cash or tendering capital stock of the Company owned by the participant exercising such option.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

(i)	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

(ii)	the term of the ISO must not exceed five years from the date of grant.

Stock Appreciation Rights (“SARs”)

SARs may be granted under the 2023 Equity Incentive Plan pursuant to SAR right agreements. The strike price of each SAR will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the common stock subject to the SAR on the date of grant; provided, however, that the Plan Administrator may designate a grant price below fair market value on the date of grant if the SAR is granted in substitution for a SAR previously granted by an entity that is acquired by or merged with the Company or an affiliate. The Plan Administrator may also impose restrictions or conditions upon the vesting of SARs that it deems appropriate. The appreciation distribution payable upon exercise of a SAR may be paid in shares of our common stock, in cash, or in a combination of cash and stock. SARs will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options issued under the 2023 Equity Incentive Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2023 Equity Incentive Plan pursuant to restricted stock award agreements. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2023 Equity Incentive Plan pursuant to restricted stock unit award agreements. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our subsidiaries, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Units and Performance Shares

The 2023 Equity Incentive Plan allows us to grant performance stock awards, consisting of restricted stock or restricted stock units that contain performance-based vesting conditions (together, a “performance award”). A performance award is generally payable contingent upon the attainment of certain pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion.

In addition, the Plan Administrator retains the discretion to reduce or waive the performance objectives or other vesting provisions that had previously been established for such performance awards. All unearned or unvested performance awards will be forfeited to the Company and will become available for grant under the 2023 Equity Incentive Plan.

Changes to Capital Structure

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, spin off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Equity Incentive Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares (or other securities or other property) that thereafter may be made the subject of awards; (ii) the number and type of shares to outstanding awards; and (iii) the purchase price or exercise price with respect to any award; provided, however, that the number of shares covered by any award or to which such award relates shall always be a whole number. Such adjustment shall be made by the Compensation Committee or the Board, whose determination in that respect shall be final, binding and conclusive. In no event shall the number of shares reserved ever exceed 15% of the Company’s then total authorized and outstanding shares.

Change in Control

Under the 2023 Equity Incentive Plan, in the event of a merger or change in control of the Company, each outstanding awards will be treated as the Plan Administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation (the “Successor Corporation”).

In the event that the Successor Corporation does not assume or substitute for the awards outstanding under the 2023 Equity Incentive Plan, all outstanding awards will fully vest and the holder shall have the right to exercise all of his or her outstanding options and SARs, including all such awards which would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or SAR is not assumed or substituted for in the event of a change in control, the Plan Administrator will notify the holder in writing or electronically that the option or SAR will be fully vested and exercisable for a period of time determined by the Plan Administrator in its sole discretion, and the option or SAR will terminate upon the expiration of such period.

Limited Transferability of Awards

Generally, no award or other right or interest of a participant under the 2023 Equity Incentive Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any affiliates. However, the Compensation Committee may allow transfer of an award to family members for no value, and such transfer shall comply with the general instructions to form S-8 under the Securities Act of 1933, as amended (the (“Securities Act”). The Compensation Committee may also establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

Amendment and Termination of the Plan

The Plan Administrator will have the authority to amend or terminate the 2023 Equity Incentive Plan at any time. However, except as otherwise provided in the 2023 Equity Incentive Plan or an award agreement, no amendment or termination of the 2023 Equity Incentive Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2023 Equity Incentive Plan as required by applicable law and listing requirements. No equity incentive awards may be granted under the 2023 Equity Incentive Plan after the tenth anniversary of the date the 2023 Equity Incentive Plan was adopted by our Board, however any awards previously issued shall continue in effect pursuant to their terms and the terms of the 2023 Equity Incentive Plan.

United States Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2023 Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2023 Equity Incentive Plan. The 2023 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Non-statutory Stock Options (“NSOs”)

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our subsidiaries, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options (“ISOs”)

The 2023 Equity Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the IRC. Under the IRC, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO, or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the IRC, and provided that either the employee includes that amount in income, or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the IRC, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the IRC or an exception to Section 409A of the IRC will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the IRC, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the IRC (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the IRC, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights (“SARs”)

Generally, if a SAR is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the IRC, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the SAR.

Section 409A of the Internal Revenue Code

The Compensation Committee intends to administer and interpret the 2023 Equity Incentive Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the IRC to avoid any adverse tax results thereunder to a holder of an award.

Equity Compensation Plan Information

The following table provides information as of June 30, 2024, about our equity compensation plans and arrangements:

Number of
	Securities to	Weighted-	Number of
	be Issued	Average	Securities
	upon	Exercise	Remaining
	Exercise of	Price of	Available for
	Outstanding	Outstanding	Issuance under
	Options,	Options,	Equity
	Warrants	Warrants	Compensation
Plan Category	and Rights	and Rights (1)	Plans
Equity compensation plans approved by security holders	172,419	$618.00	182,322
Equity compensation plans not approved by security holders (2)	1,255	$—	—
Total	173,674	$209.70	182,322

(1)

This reflects the weighted-average exercise prices of outstanding options. Restricted stock and restricted stock units do not have exercise prices (see Note 15 - Equity Incentive Plans of the 2024 Annual Report).

(2)	This reflects restricted stock issued outside of the 2023 Equity Incentive Plan (see Note 15 - Equity Incentive Plans of the 2024 Annual Report).

Equity Awards Grant Policies

Equity awards are discretionary, and the Compensation Committee generally determines and approves equity grants to the NEOs and the related vesting schedules at its regularly scheduled meetings, subject to ratification by the Board. The Compensation Committee may also make grants to NEOs at other times during the year, as it deems appropriate. The Compensation Committee did not take the existence of material nonpublic information into account when determining the timing and terms of equity awards in 2024, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Compensation Committee before granting an equity-based compensation award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.

Vote Required

Approval of the amendment to the 2023 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 300,000 shares requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the adoption of the amendment to the 2023 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2023 Equity Incentive Plan by 300,000 shares to bring the total number of shares issuable under the 2023 Equity Incentive Plan to 500,000 shares, not including unissued shares from available awards under prior plans or any returned shares.

PROPOSAL NO. 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton has served as our independent auditor since December 12, 2022, and has been appointed by our Audit Committee to continue as our independent auditor for the fiscal year ending June 30, 2025.

The following table presents aggregate fees for professional services rendered by our principal independent registered public accounting firms, Grant Thornton for the years ended June 30, 2024, and 2023, for the audit of our annual financial statements:

	Year Ended June 30,
	2024	2023
	(in thousands)
Audit fees	$777	$940
Audit related fees	—	—
Tax fees	231	—
All other fees	10	—
Total fees	$1,018	$940

Tax fees of $0.2 million during the fiscal year ended June 30, 2024, represent fees that were pre-approved by our Audit Committee related to analysis of Section 382 of the IRC performed by Grant Thornton.

A representative of Grant Thornton is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm, although it has no written policy on this matter. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee Chair or the full Audit Committee fees in excess of $25,000, for approval. Any fees approved by the Audit Committee Chair will be presented to the full Audit Committee at the following Audit Committee meeting. A description of services expected to be rendered during that year for each of following four categories of services:

●	audit services include audit work performed in audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide;

●

audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provisions of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements;

●	tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations; and

●	other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Vote Required

Ratification of the appointment of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Board of Directors is submitting a “say-on-pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, the Board values the opinion of our stockholders and will review and consider the voting results.

Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.

The compensation of the Named Executive Officers is described in the Executive Compensation section of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of Aytu BioPharma, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table for fiscal 2025, and the other related tables and disclosures.”

As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Vote Required

Although this advisory resolution is non-binding, the Board values input from stockholders on our executive compensation. The Board will review and consider the voting results for this proposal and take into account the outcome of the vote in making decisions regarding compensation of our Named Executive Officers.

Recommendation

The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2025 executive compensation.

CORPORATE GOVERNANCE

Information about the Board of Directors

Board Composition

Our Board of Directors currently consists of five members. Directors elected at this Annual Meeting and each subsequent annual meeting of stockholders of the Company will be elected until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified. John A. Donofrio, Jr. joined our Board of Directors in July 2016 and was appointed as Chairman of the Board of Directors in November 2024.

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and, in the case of a non-employee director, independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, managerial, financial, international, industry-specific or other expertise.

The Board does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees. Not only has this informal approach to the promotion of diversity resulted in a group of director nominees that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, but, as indicated in the charts below, it has also resulted in a group of director nominees possessing diversity of thought, perspective, experience, and backgrounds.

Board Experiences and Qualifications

	Disbrow	Donofrio	Dockery	Jain	Liu
Public Company Board	X		X	X	X
Public Company Executive	X	X			X
Pharmaceutical Industry	X	X	X	X	X
Clinical Experience		X			X
Financial Analysis/Accounting	X	X	X	X	X
Information Technology
Project Management	X	X			X
Environmental Sustainability
Commercial Operations	X	X
Sales & Marketing	X	X
Supply Chain/Logistics	X
Strategic Planning	X	X
Government Relations, Public Policy or Regulatory
Mergers & Acquisitions/Business Development	X	X		X	X
Talent Acquisition	X	X			X

Board Diversity Matrix as of March 28, 2025

Set forth below is information concerning the gender and demographic background of each of our current and proposed directors, as self-identified and reported by each director. As of March 28, 2025, the total number of directors for the Company was five.

	Male	Female
Part I: Gender Identity
Directors	4	1
Part II: Demographic Background
Asian	1	1
White	3	0

In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled Stockholder Proposals and Communications with the Board below and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time. As of March 28, 2025, no stockholder has nominated anyone for election as a director at this Annual Meeting.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and a Nominating and Governance Committee. Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery, Mr. Jain and Ms. Liu. Our Compensation Committee consists of Ms. Liu (Chair), Mr. Dockery, Mr. Donofrio and Mr. Jain. Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Donofrio, Mr. Jain and Ms. Liu. Each of the above-referenced committees operate pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://www.aytubio.com under the Investors—Corporate Governance section.

Audit Committee

Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery, Mr. Jain and Ms. Liu. The Audit Committee held six meetings during the fiscal year ended June 30, 2024. Each of Mr. Donofrio, Mr. Dockery, Mr. Jain and Ms. Liu satisfies the independence requirements of Rule 5605(a)(2) of the Nasdaq listing rules and SEC Rule 10A‑3. Our Audit Committee is responsible for, among other things:

●	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

●

reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

●	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

●

establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

●	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

●	determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

●	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

●	monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;

●	reviewing reports to management prepared by the internal audit function, as well as management’s response;

●	reviewing and assessing the adequacy of the formal written charter on an annual basis;

●	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

●	handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

Our Board has determined that Mr. Donofrio qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The designation does not impose on Mr. Donofrio any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee engages the independent registered public accounting firm, reviews with such firm the plans and results of any audits, reviews other professional services provided by such firm, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews with management its evaluation of the Company’s internal control structure.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for fiscal 2024 with management and Grant Thornton, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for fiscal 2024 were prepared in accordance with accounting principles generally accepted in the United States. In addition, the Audit Committee has discussed with Grant Thornton the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter from such firm required by applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended June 30, 2024, for filing with the SEC.

Audit Committee

Mr. Donofrio (Chair)

Mr. Dockery

Mr. Jain

Ms. Liu

Compensation Committee

Our Compensation Committee consists of Ms. Liu (Chair), Mr. Dockery, Mr. Donofrio and Mr. Jain. The Compensation Committee held two meetings during the fiscal year ended June 30, 2024. Each of Ms. Liu, Mr. Dockery, Mr. Donofrio and Mr. Jain satisfies the independence requirements of Rule 5605(a)(2) of the Nasdaq listing rules. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

●	reviewing and approving, on an annual basis, the corporate goals, and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

●	reviewing and making recommendations, on an annual basis, to the Board with respect to director compensation;

●

reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

●	reviewing and assessing, periodically, the adequacy of the formal written charter; and

●	such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.

Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. In 2024, the Compensation Committee engaged Alvarez and Marshal Taxand, LLC (“A&M”), to perform an evaluation of the compensation of our principal executive officer and other executive and non-executive officers. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Donofrio, Mr. Jain and Ms. Liu. The Nomination and Governance Committee held one meeting during the fiscal year ended June 30, 2024. Each of Mr. Dockery, Mr. Donofrio, Mr. Jain and Ms. Liu satisfies the independence requirements of Rule 5605(a)(2) of the Nasdaq listing rules. Our Nominating and Governance Committee is responsible for, among other things:

●	identifying and screening candidates for our Board, and recommending nominees for election as directors;

●	establishing procedures to exercise oversight of the evaluation of our Board and management;

●

reviewing the structure of our Board’s committees and recommending to our Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

●	developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

●	reviewing and assessing the adequacy of the formal written charter on an annual basis; and

●	generally advising our Board on corporate governance and related matters.

Risk Oversight

Our Board of Directors is responsible for our Company’s risk oversight. In fulfilling that role, our Board focuses on our general risk-management strategy and the most significant risks facing our Company and ensures that risk-mitigation strategies are implemented by management. Our Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our Board seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices.

Family Relationships

Jarrett T. Disbrow, our Chief Business Officer, is the brother of Joshua R. Disbrow, our Director and Chief Executive Officer. There are no other family relationships among or between any of our current or former executive officers and directors.

Named Executive Officers

Our named executive officers (individually “NEO” and collectively “NEOs”) are as follows:

Name	Age	Position
Joshua R. Disbrow	50	Director and Chief Executive Officer
Ryan J. Selhorn	43	Chief Financial Officer, Corporate Secretary, and Treasurer
Mark K. Oki	56	Former Chief Financial Officer, Corporate Secretary, and Treasurer
Jarrett T. Disbrow	50	Chief Business Officer
Greg Pyszczymuka	46	Chief Commercial Officer

Joshua R. Disbrow, Director and Chief Executive Officer

Biographical information regarding Joshua R. Disbrow is set forth above.

Ryan J. Selhorn, Chief Financial Officer, Corporate Secretary and Treasurer

Mr. Selhorn has served as our Chief Financial Officer, Corporate Secretary and Treasurer since November 2024. Mr. Selhorn previously served as Aytu’s Executive Vice President, Finance and Business Optimization since November 2022. Prior to this, Mr. Selhorn was Aytu’s Senior Vice President, Finance and Operations, Consumer Healthcare Division from February 2022 to November 2022 and as Vice President, Finance, Consumer Healthcare Division from February 2020 to February 2022. Mr. Selhorn served as Vice President and Chief Financial Officer from April 2018 at Innovus Pharmaceuticals, Inc., a publicly held consumer healthcare company, until Aytu’s acquisition of Innovus in February 2020. From August 2013 to April 2018, Mr. Selhorn served as Chief Financial Officer and Chief Accounting Officer of Signature Analytics, a privately held fractional Chief Financial Officer and accounting firm, where he also served as Chief Financial Officer of Medicinova, Inc., a publicly held biotechnology company. Mr. Selhorn worked at Grant Thornton LLP, a public accounting firm, from October 2003 to July 2013, most recently in the role of Senior Manager, Transaction Advisory Services. Mr. Selhorn received his B.S./B.A., Accounting and Finance from Georgetown University and is a Certified Public Accountant (inactive).

Jarrett T. Disbrow, Chief Business Officer

Mr. Disbrow has served as our Chief Business Officer since November 2022. Until July 2024, he also held the position of President, Consumer Health. Prior to these roles, Mr. Disbrow served as our Executive Vice President, Corporate Operations from April 2021 to November 2022; Executive Vice President, Corporate Development from April 2020 to April 2021; our Executive Vice President, Marketing and Market Access from November 2019 to April 2020; our Chief Operating Officer and Head of Commercial from July 2019 to November 2019; and our Chief Operating Officer from April 2015 to July 2019. Prior to co-founding Aytu BioPharma in April 2015, Mr. Disbrow was the President and Chief Executive Officer of Vyrix Pharmaceuticals, Inc., a specialty pharmaceutical company focused on male sexual dysfunction. Mr. Disbrow’s first pharmaceutical start-up was Arbor Pharmaceuticals, LLC (“Arbor”), a privately held company focused initially on pediatrics. As the original founder of Arbor, Mr. Disbrow was responsible for the vision, fundraising, start-up, strategy and growth of the company until its acquisition by a private investor group in 2010. Mr. Disbrow also held various sales and marketing positions with Accentia Biopharmaceuticals, Inc., a publicly held biopharmaceutical company, and GlaxoSmithKline, a publicly held pharmaceutical company. Mr. Disbrow received a B.S. in Business Management from North Carolina State University and a M.S. in Organizational Leadership from the University of Colorado Boulder.

Greg Pyszczymuka, Chief Commercial Officer

Mr. Pyszczymuka has served as our Chief Commercial Officer since January 2022. Prior to joining the Company at the closing of the Company’s merger with Neos Therapeutics, Inc. (“Neos”) in March 2021, Mr. Pyszczymuka served as Vice President, Commercial at Neos since June 2020. He previously served as Vice President, Commercial Strategy & Market Access at Neos from November 2018 to June 2020, and as Executive Director of Channel Strategy & Access Programs. Mr. Pyszczymuka has served in commercial roles of increasing responsibility over a 20-year career including sales, marketing, distribution/channel strategy, commercial operations, managed markets and new product planning. Prior to joining Neos, Mr. Pyszczymuka was with Aqua Pharmaceuticals (an Almirall company), Iroko Pharmaceuticals, Zogenix and Endo Pharmaceuticals. Mr. Pyszczymuka currently serves on the board of directors for Evoke Pharma, Inc., a publicly traded specialty pharmaceutical company focused on treatments for gastrointestinal (GI) disorders with an emphasis on diabetic gastroparesis. He holds a B.S. from Rutgers University and an M.B.A. from Argosy University.

Involvement in Legal Proceedings

None of our directors or executive officers have been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the SEC. These officers, directors and stockholders are required by regulations under the Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely on our review of the copies of forms we have received, we believe that all such required reports have been timely filed since our 2024 Annual Report, except for one late filing of a Form 4 by Ryan J. Selhorn related to the conversion of 105 restricted stock units to shares of common stock on February 5, 2025, which was inadvertently filed late on March 3, 2025.

Code of Ethics

We have adopted a written code of ethics that applies to our officers, directors, and employees, including our principal executive officer (Joshua R. Disbrow), principal financial officer (Ryan J. Selhorn), and principal accounting officer (Ryan J. Selhorn). We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. Our Code of Ethics and Business Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial Officers can be found on our website at https://www.aytubio.com under the “Investors—Corporate Governance” section.

Anti-Hedging Policy

We have adopted an Insider Trading Policy (“Insider Trading Policy”), which governs the purchase and sale of our securities by all of our directors, officers, employees, consultants and contractors, and members of their immediate families or households, in order to promote compliance with insider trading laws, rules and regulations, and the Nasdaq rules. The Company follows the principle that it cannot engage in transactions in its own securities while in possession of material nonpublic information, except in accordance with trading plans intended to satisfy the requirements of Rule 10b5-1(c) under the Exchange Act.

The Insider Trading Policy includes provisions that prohibit all Section 16 Reporting Persons (as defined in Section 16 of the Exchange Act) from hedging Company stock, from holding Company stock in a margin account and from pledging Company stock as collateral for a loan. All Section 16 Reporting Persons are currently in compliance with these provisions.

The full text of our Insider Trading Policy was filed as Exhibit 19.1 to the 2024 Annual Report.

Information Regarding Meetings of the Board

The business of our Company is under the general oversight of our Board of Directors as provided by the Delaware General Corporation Law and our bylaws. During the fiscal year ended June 30, 2024, our Board held 31 meetings and also conducted business by written consent. Each person who was a director during the duration of fiscal 2024 attended at least 75% of the Board and committee meetings on which that person served.

We have not adopted a policy with regard to the Board of Directors’ attendance at the Annual Meeting. All of our directors attended our last annual meeting of stockholders of the Company.

Director Independence

Four of our five directors are independent under the Nasdaq listing rules. Joshua R. Disbrow is not independent due to his position as Chief Executive Officer of the Company.

Stockholder Proposals and Communications with the Board

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting of stockholders of the Company. In the event that the date of the Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting of stockholders of the Company (the “Anniversary Date”), or if no annual meeting of stockholders of the Company was held in the prior year, then the stockholder notice must be no less than the later of (i) 90 days prior to the date of the Annual Meeting or (ii) the 10th day following the date on which the date of the Annual Meeting is first publicly announced or disclosed by us.

Pursuant to the bylaws, a stockholder’s notice must set forth among other things: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder; and (ii) as to any other business that the stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

There have been no changes to these nominating procedures since the adoption of the bylaws.

Under Rule 14a-8 of the Exchange Act, in order for a stockholder proposal to be included in our proxy solicitation materials for our Annual Meeting, it must be delivered to our Corporate Secretary at our principal executive offices no later than 120 days prior to the first anniversary of the prior year’s Annual Meeting. Provided, however, that if the date of the Annual Meeting is more than 30 days before or after the first anniversary of the prior year’s Annual Meeting, notice by the stockholder must be delivered within a reasonable time before we begin to print and send our proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act.

Stockholders who intend to solicit proxies for the Annual Meeting in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-9 promulgated under the Exchange Act and our bylaws no later than 60 days prior to first anniversary of the prior year’s annual meeting of stockholders of the Company. However, if the date of the Annual Meeting is changed by more than 30 days before or after the first anniversary of the prior year’s annual meeting of the stockholders of the Company, or if no annual meeting of the stockholders of the Company was held in the prior year, notice by the stockholder, to be timely, must be delivered by the later of (i) 60 days prior to the date of the Annual Meeting or (ii) the 10th day following the date on which the date of the Annual Meeting is first publicly announced or disclosed by us.

Stockholders who wish to communicate with our Board of Directors or with specified individual directors may do so directly by writing to:

Board of Directors (or name of individual director)
c/o Corporate Secretary
Aytu BioPharma, Inc.
7900 East Union Avenue, Suite 920
Denver, Colorado 80237

We will forward all communications from stockholders to our full Board of Directors, to non-management directors or to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

DIRECTOR COMPENSATION

Our current compensation package for non-employee directors, effective July 1, 2024, consists of: (i) an annual cash retainer of $80,000 for the non-employee chair of the Board of Directors or lead independent director; (ii) $50,000 for each other director; (iii) $20,000 for each Audit Committee and Compensation Committee chair; (iv) $10,000 for the Nominating and Governance Committee chair; (v) $10,000 for each other committee member of the Audit Committee and Compensation Committee; (vi) $5,000 for each other committee member of the Nominating and Governance Committee; (vii) a grant of 6,500 restricted shares of stock or restricted stock units upon appointment to the Board; and (viii) an annual grant of 1,500 restricted shares of stock or restricted stock units thereafter.

The following table provides information regarding all compensation paid to non-employee directors of the Company during the fiscal year ended June 30, 2024:

	Fees Earned	Stock
Name	or Paid in Cash	Awards	Total
John A. Donofrio, Jr. (1)(2)	$105,000	$2,595	$107,595
Carl C. Dockery (1)(2)	$70,000	$2,595	$72,595
Abhinav “Abi” Jian (1)	$65,000	$14,297	$79,297
Vivian H. Liu (1)	$75,000	$2,595	$77,595

(1)

As of June 30, 2024, the number of restricted shares held by each non-employee director was as follows: (i) 2,262 restricted shares for Mr. Donofrio and (ii) 9,652 restricted shares for Mr. Dockery, both adjusted for the recission of shares from the Aponowicz and Paguia settlement (for more information, see discussion of the Stipulation in Note 15 - Equity Incentive Plans to the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024). As of June 30, 2024, Mr. Jian held 8,000 restricted shares and Ms. Liu held 8,325 restricted shares.

(2)	As of June 30, 2024, the number of vested stock options held was as follows: (i) 200 vested stock options for Mr. Donofrio and (ii) 200 vested stock options for Mr. Dockery.

EXECUTIVE COMPENSATION

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation of our Company’s NEOs. In establishing executive compensation, our Board of Directors is guided by the following goals:

●	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the executive officers for work required for a company of our size and scope;

●	compensation should align the executive officers’ interests with the long-term interests of stockholders; and

●	compensation should assist with attracting and retaining qualified executive officers.

Executive Compensation Program Objectives

Executive Compensation Programs

Our Compensation Committee relies on experience with other companies in our industry and third-party industry compensation surveys, including those compiled and periodically provided to the Compensation Committee by A&M, executive compensation data as reported in peer companies’ proxy statements, and internally generated comparisons of the various elements of total compensation to peer group companies (the “Peer Group”) to determine base salary, performance-based cash bonuses and performance-based equity awards and the portion of total compensation each element should comprise. Given our NEOs’ level of responsibility in the Company and impact on the performance of the Company, we believe that a larger portion of our NEOs’ compensation should be based on performance than that of our lower-level employees. Consistent with our compensation philosophy, we have structured each element of our compensation program as described below.

Our Peer Group

For determining compensation levels, our Compensation Committee, after consulting with A&M, chose a group of 15 companies to include in the Peer Group based on their similarity to us in terms of industry focus, stage of development, market capitalization size, revenues, financial position, entity size, pharmaceutical assets, business strategy, and the geographical location of the talent pool with which we compete. The market data for the Peer Group was drawn from publicly available documents. For 2022, the Peer Group, which was determined by the Compensation Committee after consulting with A&M, consisted of the following companies:

Aquestive Therapeutics, Inc.	Iterum Therapeutics plc
Assertio Holdings, Inc.	Journey Medical Corporation
Avadel Pharmaceuticals plc	Karyopharm Therapeutics, Inc.
Cumberland Pharmaceuticals, Inc.	OptiNose, Inc.
Esperion Therapeutics, Inc.	SCYNEXIS, Inc.
Eton Pharmaceuticals, Inc.	VYNE Therapeutics, Inc.
G1 Therapeutics, Inc.	Zevra Therapeutics, Inc.
Heron Therapeutics, Inc.

The data on the compensation practices of the Peer Group is gathered by our searches of publicly available information. Due to the variations between companies reporting the individual and roles for which compensation is disclosed, directly comparable information is not available from each peer company with respect to each of our NEOs. In considering the Peer Group compensation data, the Compensation Committee recognizes that executives at different companies can play significantly different roles, with different responsibilities and scope of work, even though they may hold similar titles or positions. Moreover, it is not always possible to determine the respective qualitative factors that may influence compensation from the publicly reported compensation data, such as scope of each NEO’s responsibilities, their performance during the period under consideration or their perceived importance to their companies’ business, strategy and objectives. Accordingly, the Compensation Committee looked to information about the Peer Group as one of a number of considerations in establishing executive compensation levels (as described in more detail below). In determining compensation for our NEOs, the Compensation Committee reviewed both Peer Group information and the collective experience of the members of our Compensation Committee and executive management to establish our compensation practices.

Executive Compensation Components

We have structured each element of our executive compensation package as follows:

Base Salary

We determine our NEOs’ salaries based on job responsibilities and individual experience, and we benchmark the amounts we pay against comparable competitive market compensation for similar positions within our Peer Group and industry. Specifically, we utilize information obtained from our comparison of Peer Group compensation data (the “Comparison Data”). Our Compensation Committee reviews the salaries of our NEOs annually, and our Compensation Committee grants increases in salaries based on a review of the Comparison Data and of individual performance during the prior calendar year provided that any increases are within the guidelines provided by A&M and determined by the Compensation Committee for each position. Guidelines are adjusted and modified on an annual basis based on information obtained from our review of the Comparison Data, as well as from our Compensation Committee’s and management’s experience and general employment market conditions for our industry and geographic area. Increases in base salary are based on individual performance as merit increases and on the Comparison Data as market increases; such increases are not automatic or guaranteed. Salary adjustments for our NEOs are discussed below in Employment Agreements below.

Cash Bonus Plans

We award cash bonuses under the “Annual Bonus Plan” to our eligible NEOs based on our overall corporate performance, achievement of general corporate performance objectives established by our Board of Directors, and individual performance. The cash bonuses are based on an end-of-year assessment by our Compensation Committee. The corporate performance and the achievement of corporate objectives determine the percentage of the eligible cash bonus to be paid to each eligible NEO. Each eligible NEO’s individual performance is reviewed to determine how such NEO’s performance contributed to our overall corporate performance and achievement of corporate performance objectives. The Compensation Committee uses this information to determine the NEO’s cash bonus award, such that the percentage of the eligible bonus to be paid to a NEO may be increased, decreased or eliminated based on the individual performance review. Cash bonuses under the Annual Bonus Plan are awarded on a discretionary basis, and the Compensation Committee may modify, eliminate or adjust corporate objectives at any time, thereby ensuring that employees are compensated for performance.

For fiscal 2024, our corporate performance objectives were as follows:

●

achieving certain commercialization and financial goals related to the performance of our prescription product portfolios (specifically our ADHD Portfolio and Pediatric Portfolio as defined in our 2024 Annual Report);

●	achieving certain financial liquidity goals;

●	achieving certain operational and cost improvement goals inclusive of winding down the Consumer Health segment and terminating operations at our Grand Prairie, Texas manufacturing facility; and

●	achieving certain compliance excellence and certain human resources goals.

In the Compensation Committee’s opinion, the Company succeeded in meeting the following corporate objective: achieving certain strategic goals to increase enterprise and stockholder value. In viewing the overall achievement of the goals, the Compensation Committee determined that bonuses under the Annual Bonus Plan equaling 80% of the eligible cash bonus potential would be paid out under the Annual Bonus Plan.

Equity Compensation

We award equity compensation to our NEOs based on the performance of the NEO and guidelines provided by A&M related to each NEO’s position in the Company. In addition, we rely on the assistance and recommendations of A&M with regards to peer practices and pay levels, as well as other relevant information regarding companies in our industry. We utilize the Comparison Data to modify and adjust our equity award guidelines. We typically base awards to newly hired employees on these guidelines, and we base awards to continuing employees on these guidelines along with an employee’s performance for the prior fiscal year. In determining the amount of awards, we generally do not consider an employee’s current equity ownership in the Company or the prior awards that are fully vested. Rather, we evaluate each employee’s awards based on the factors described above and competitive market factors in our industry.

Our equity awards typically vest over a three-year period subject to the continued service of the employee to the Company. One third (1/3) of the shares typically vest on the first anniversary of the option award, with the remaining shares vesting monthly in equal amounts over the remainder of the vesting period. We believe these vesting arrangements encourage our employees to continue service to the Company for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

In November 2024, the Compensation Committee initiated an annual equity award program for certain employees, including the NEOs. The Compensation Committee, following guidelines recommended by A&M, awarded stock options to acquire 38,000 shares of common stock to Joshua R. Disbrow; 5,000 shares of common stock to Mr. Selhorn; and 7,000 shares of common stock to both Jarrett T. Disbrow and Mr. Pyszczymuka. These awarded stock options, subject to the continued service of the employee to the Company, will vest over a three-year period with one third (1/3) of the shares vesting on the first anniversary of the option award and the remaining shares vesting monthly in equal amounts over the remainder of the vesting period.

Retirement Savings Plan

We maintain a 401(k) retirement savings plan for the benefit of our eligible employees. Employees may elect to contribute their compensation up to the statutorily prescribed limit. We match 100% of the first 3% contributed by employees and match 50% on the next 2% contributed by the employees.

Perquisites and Other Benefits

We annually review the perquisites that our NEOs receive. We offer short-term and long-term disability insurance plans to all of our employees, including all of our NEOs.

Compensation Process

The Compensation Committee reviews and approves the salaries and incentive compensation of our NEOs, executive and non-executive officers and non-employee directors and reviews and approves all new hire equity option awards to employees. In addition, the Compensation Committee approves equity awards for all employees as part of our annual performance review process. The agendas for meetings of the Compensation Committee are prepared by the Compensation Committee Chairman in consultation with management. Our Chief Executive Officer and Chief Financial Officer typically attend the meetings of the Compensation Committee, but the Chief Executive Officer and the Chief Financial Officer do not participate in deliberations relating to their own compensation. In rendering its decisions, the Compensation Committee considers the recommendations of the Chief Executive Officer, with input by the Chief Financial Officer, the information regarding comparably sized companies in the pharmaceutical industry in the United States and its collective experience with other companies. Additionally, the Compensation Committee considers Comparison Data and information provided by A&M. The Compensation Committee reviews the performance and compensation of the Chief Executive Officer and Chief Financial Officer annually, in addition to all other executive and non-executive officers.

Our Compensation Committee also works with our Chief Executive Officer and Chief Financial Officer in evaluating the financial, accounting, tax and retention implications of our various compensation programs.

Effect of Accounting and Tax Treatment on Compensation Decisions

Generally, Section 162(m) of the IRC disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1.0 million paid in any taxable year to its chief executive officer and each of its three next most highly-compensated NEOs (other than its chief financial officer only for fiscal years prior to 2017). Remuneration in excess of $1.0 million may be deducted if, among other things, it qualifies as “performance-based compensation” within the meaning of the IRC.

The 2017 tax reform legislation removed the “performance-based compensation” exception from Section 162(m). Accordingly, awards made after November 2, 2017, generally are not eligible for the “performance-based compensation” exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1.0 million in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are “grandfathered” under prior law and can still qualify as deductible “performance-based compensation,” even if paid in future years. Our Compensation Committee will continue to monitor these awards and endeavor to ensure that they are deductible if and when paid. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

Clawback Policy

Effective December 1, 2023, the Company adopted a clawback policy (the “Clawback Policy”) to enable the Company to recover erroneously awarded compensation from covered executive officers in the event that the Company is required to prepare an accounting restatement, as defined within the policy. The Clawback Policy is designed to comply with, and shall be interpreted to be consistent with, Section 954 of the Dodd-Frank Act, as codified in Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act and the listing standards of the national securities exchange on which the Company’s securities are listed. The Compensation Committee recognizes that maintaining a clawback policy represents an important protection for stockholders and is an important component of strong corporate governance.

The Clawback Policy provides for the reasonably prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received on or after October 2, 2023, by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the mandatory accounting restatement provisions of the Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.

In general, the Company may utilize a broad range of recoupment methods under the Clawback Policy for mandatory accounting restatement clawbacks. The Clawback Policy does not condition such clawback on the fault of the executive officer, but the Company is not required to clawback amounts in limited circumstances where the Compensation Committee has made a determination that recovery would be impracticable and (i) the Company has already attempted to recover such amounts but the direct expense paid to a third party in an effort to enforce the Clawback Policy would exceed the amount to be recovered; (ii) the recovery of amounts would violate applicable home country law; or (iii) the recovery would likely cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code, and applicable regulations. Operation of the mandatory accounting restatement provisions of the Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. The Company may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement.

Summary Compensation Table

Ryan J. Selhorn was appointed Chief Financial Officer, Corporate Secretary and Treasurer in November 2024 and is therefore excluded from the below table. The following table sets forth all cash compensation earned, as well as certain other compensation paid or accrued for the years ended June 30, 2024, and 2023, to each of the following NEOs:

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation	Total
Joshua R. Disbrow
Chief Executive Officer since April 2015	2024	$590,000	$—	$55,017	$283,200	$—	$928,217
	2023	$590,000	$—	$—	$118,000	$—	$708,000

Mark K. Oki
Former Chief Financial Officer, Corporate Secretary and Treasurer	2024	$427,450	$—	$20,435	$136,784	$—	$584,669
	2023	$415,000	$—	$—	$83,000	$24,840	$522,840

Jarrett T. Disbrow
Chief Business Officer since November 2022	2024	$386,250	$—	$11,003	$144,844	$—	$542,097
	2023	$375,000	$—	$17,554	$62,438	$—	$454,992

Greg Pyszczymuka
Chief Commercial Officer since January 2022	2024	$389,423	$—	$11,003	$115,875	$—	$516,301
	2023	$375,000	$—	$15,046	$150,000	$—	$540,046

(1)	Stock awards and option awards are reported at fair value at the date of grant.
(2)

The amounts reported in this column reflect cash bonuses awarded pursuant to the achievement of our fiscal 2024 and fiscal 2023 corporate objectives, as approved by our Compensation Committee of our Board of Directors.

Our NEOs are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. NEOs are reimbursed for business expenses directly related to our business activities, such as travel, primarily for business development as we grow and expand our product lines. On average, each NEO incurs between $1,000 to $3,000 of out-of-pocket business expenses each month. The executive management team meets weekly and determines which activities they will work on based upon what is determined to be the most beneficial to the Company and our stockholders. No interest is paid on amounts reimbursed to the NEOs.

Outstanding Equity Awards at Fiscal Year-End

Ryan J. Selhorn was appointed Chief Financial Officer, Corporate Secretary and Treasurer in November 2024 and is therefore excluded from the below table. The following table lists all of the outstanding stock awards held as of June 30, 2024, for each of the following NEOs:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Unites of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (1)
Joshua R. Disbrow
Option award	500	—	$290.00	6/8/2030	—	$—
Option award	—	35,000	$1.73	8/11/2033	—	$—
Stock award	—	—	$—	—	37	$108
Stock award	—	—	$—	—	2,227	$6,503
Stock award	—	—	$—	—	2	$6

Mark K. Oki
Option award	—	13,000	$1.73	8/11/2033	—	$—
Stock award	—	—	$—	—	1,251	$3,653

Jarrett T. Disbrow
Option award	4,557	3,646	$4.00	10/1/2032	—	$—
Option award	—	7,000	$1.73	8/11/2033	—	$—
Stock award	—	—	$—	—	25	$73
Stock award	—	—	$—	—	1,687	$4,926
Stock award	—	—	$—	—	917	$2,678
Stock award	—	—	$—	—	2	$6

Greg Pyszczymuka
Option award	3,906	3,125	$4.00	10/1/2032	—	$—
Option award	—	7,000	$1.73	8/11/2033	—	$—
Stock award	—	—	$—	—	626	$1,828
Stock award	—	—	$—	—	626	$1,828

(1)	Based on $2.92 per share, which was the closing price of our common stock as quoted on the Nasdaq Capital Market on June 28, 2024, the last trading day of fiscal 2024.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the SEC defined Compensation Actually Paid (“CAP”) to our NEOs and certain of our financial performance metrics during the fiscal years listed below.

The table below presents information on the CAP to our principal executive officer (“PEO”), and to our other NEOs in comparison to certain performance metrics for the fiscal years ended June 30, 2024, and 2023. The SEC defined CAP data set forth in the table below does not reflect amounts actually paid, earned or received by our NEOs, and the metrics are not those that the Compensation Committee uses when setting executive compensation. Per SEC rules, CAP is calculated by adjusting the Summary Compensation Table (“SCT”) Total values for the applicable year as described in the footnotes to the table.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)	Net Loss (in millions)
2024	$928,217	$919,184	$547,689	$564,935	$2.91	$(15.8)
2023	$708,000	$391,846	$505,959	$408,918	$1.60	$(17.1)
2022	$590,000	$(2,803,544)	$368,558	$302,558	$13.77	$(108.8)

(1)	The PEO for fiscal 2024, fiscal 2023 and 2022 was our Director and Chief Executive Officer, Joshua R. Disbrow.
(2)

Non-PEO NEOs reflects the average Summary Compensation Table total compensation and average Compensation Actually Paid for Mark K. Oki, Jarrett T. Disbrow and Greg Pyszczymuka for fiscal 2024 and fiscal 2023 and Mark K. Oki for fiscal 2022. Ryan J. Selhorn was appointed Chief Financial Officer, Corporate Secretary and Treasurer in November 2024 and is therefore excluded from the pay verses performance calculations.

(3)	Deductions from, and additions to, total compensation in the Summary Compensation Table by fiscal year to calculate CAP include the following:

	Year Ended June 30, 2024		Year Ended June 30, 2023		Year Ended June 30, 2022
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Total compensation from Summary Compensation Table	$928,217	$547,689	$708,000	$505,959	$590,000	$368,558

Adjustments for equity awards:
Adjustment for grant date values in the Summary Compensation Table	(55,017)	(14,147)	—	(10,867)	—	(135,000)
Year-end fair value of unvested awards granted in the current year	30,000	20,488	—	4,250	—	69,000
Fair values at vest date for awards granted and vested in the current year	—	—	—	—	—	—
Year-over-year difference of year-end fair values for unvested awards granted in prior years	2,991	5,238	(197,189)	(51,037)	(2,597,098)	—
Difference in fair values between prior year-end fair values and vest-date fair values for awards granted in prior years	12,993	5,667	(118,965)	(39,388)	(796,446)	—
Total adjustments for equity awards	(9,033)	17,246	(316,154)	(97,042)	(3,393,544)	(66,000)
Compensation Actually Paid	$919,184	$564,935	$391,846	$408,918	$(2,803,544)	$302,558

The graphs below illustrate the relationship during fiscal 2022 to fiscal 2023 to fiscal 2024 of the CAP for our PEO and the average CAP for our other NEOs as calculated pursuant to SEC rules to (i) our total shareholder return (“TSR”) and (ii) our net loss (each as set forth in the table above). We do not utilize TSR or net loss in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance. See the “Executive Compensation - Executive Compensation Program Objectives” section of this proxy statement for a description of the elements of compensation for our NEOs, including a description of the performance-based cash bonus component of our executive's compensation, which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. In addition, a significant portion of our executive's compensation is delivered through equity awards in the form of stock options and restricted stock units. These equity awards are intended to align the interests of our executives with stockholders and to incentive and reward executives for stock price appreciation.

Employment Agreements

Joshua R. Disbrow Agreement

The Company entered into an employment agreement with Joshua R. Disbrow effective April 16, 2015 (the “Initial Disbrow Agreement”), in connection with his employment as Chief Executive Officer. On February 13, 2023, we entered into an amended and restated employment agreement with Joshua R. Disbrow (the “Amended and Restated Disbrow Agreement”). The Amended and Restated Disbrow Agreement supersedes the Initial Disbrow Agreement and any prior employment agreements or amendments with the Company. The Initial Disbrow Agreement was amended to: (i) provide for one-year employment terms with auto-renewal; (ii) modify the acceleration provision in connection with a change in control such that Joshua R. Disbrow would need to be terminated within 12 months following a change in control for “Cause” or resign for “Good Reason;” and (iii) provide associated changes to the “Cause” definition to (a) change material misconduct in connection with his employment to willful malfeasance or willful misconduct; and (b) change material breach of the employment agreement to willful and deliberate breach. The foregoing description of the Amended and Restated Disbrow Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Amended and Restated Disbrow Agreement, which was filed as Exhibit 10.45 to the Company’s Annual Report on Form 10-K filed on October 12, 2023.

Ryan J. Selhorn Agreement

On November 11, 2024, Mr. Selhorn was appointed by our Board of Directors as our Chief Financial Officer, Corporate Secretary and Treasurer and we entered into an amended and restated employment agreement with Mr. Selhorn (the “Selhorn Employment Agreement”). Pursuant to the Selhorn Employment Agreement, Mr. Selhorn will receive: an annual base salary of $400,000, and a target bonus of 40% of the base salary; a restricted stock grant of 14,000 shares of the Company’s common stock, subject to certain vesting provisions set forth therein; upon a termination without cause by the Company or for good reason, as those terms are defined in the Selhorn Employment Agreement, by Mr. Selhorn, a severance payment equal to his base salary plus any prorated incentive compensation earned, and a continuation of the Company’s portion of COBRA payments for a period of up to 12 months; and upon a termination without cause by the Company or a resignation of Mr. Selhorn for good reason within 12 months of a change in control, as defined in the Selhorn Employment Agreement, a payment equal to one times the base salary and the target annual incentive bonus compensation for the then-current year, up to 12 months of COBRA payments and accelerated vesting of all stock options or stock based awards. The foregoing description of the Selhorn Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Selhorn Employment Agreement, which is filed as Exhibit 10.1 to the Company’ Current Report on Form 8-K filed on November 13, 2024.

Jarrett T. Disbrow Agreement

On March 20, 2023, we entered into an amended and restated employment agreement with Jarrett T. Disbrow (the “Jarrett T. Disbrow Employment Agreement”). The Jarrett T. Disbrow Employment Agreement supersedes any prior employment agreements with the Company. The Jarrett T. Disbrow Employment Agreement was amended to: (i) modify the equity acceleration provision to conform to Joshua R. Disbrow’s agreement relating to the equity awards referenced and acceleration language; and (ii) provide associated changes to the “Cause” definition to (a) change material misconduct in connection with his other agreements with the Company, to willful malfeasance or willful misconduct; (b) make conforming changes related to Jarrett T. Disbrow’s unintended but material breach of the agreement, instead of a material and repeated breach; and (c) change gross negligence in connection with his employment to willful malfeasance. The foregoing description of the Jarrett T. Disbrow Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Jarrett T. Disbrow Employment Agreement, which was filed as Exhibit 10.42 to the Company’s Annual Report on Form 10-K filed on September 26, 2024.

Greg Pyszczymuka Agreement

On March 21, 2023, we entered into an amended and restated employment agreement with Mr. Pyszczymuka (the “Pyszczymuka Employment Agreement”). The Pyszczymuka Employment Agreement supersedes any prior employment agreements with the Company. The Pyszczymuka Employment Agreement was amended to: (i) modify the equity acceleration provision to conform to the Amended and Restated Disbrow Agreement relating to the equity awards referenced and acceleration language; and (ii) provide associated changes to the “Cause” definition to (a) change material misconduct in connection with his other agreements with the Company, to willful malfeasance or willful misconduct; (b) make conforming changes related to Mr. Pyszczymuka’s unintended but material breach of the agreement, instead of a material and repeated breach; and (c) change gross negligence in connection with his employment to willful malfeasance. The foregoing description of the Pyszczymuka Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Pyszczymuka Employment Agreement, which was filed as Exhibit 10.55 to the Company’s Annual Report on Form 10-K filed on October 12, 2023.

Payments Provided Upon Termination for Good Reason or Without Cause

Pursuant to the employment agreements, in the event employment is terminated without Cause by us or the officer terminates his employment with Good Reason, we will be obligated to pay him any accrued compensation and, in the case of Joshua R. Disbrow, (i) a lump sum payment equal to two and one half (2.5) times his base salary in effect at the date of termination; (ii) continued participation in the health and welfare plans for up to two years; and (iii) a pro-rata amount of the target bonus determined by the percentage of time he was employed during the fiscal year. Jarrett T. Disbrow shall receive (i) a lump sum payment equal to two times his base salary in effect at the date of termination; (ii) immediate vesting for the number of awards equal to 1/24th the number of awards multiplied by the number of full months of his employment; and (iii) continued participation in the health and welfare plans for up to two years. Mr. Selhorn and Mr. Pyszczymuka shall receive, (i) a payment equal to their base salary in effect at the date of termination; (ii) immediate vesting of all stock-based awards; (iii) continued participation in the health and welfare plans for up to 12 months; and (iv) a pro-rata amount of the target bonus determined by the percentage of time they were employed during the fiscal year.

“Cause” means (i) willful malfeasance or willful misconduct in connection with his employment; (ii) conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iii) willful and deliberate violation of a Company policy, (iv) unintended but material breach of any written policy applicable to all employees adopted by the Company which is not cured to the reasonable satisfaction of the Board of Directors within 30 business days after notice thereof; (v) the unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with the Company, or (vi) the willful and deliberate breach of the employment agreement.

“Good Reason” means (i) there is a material reduction of the level compensation (excluding any bonuses) except where there is a general reduction applicable to the management team generally; (ii) there is a material reduction in overall responsibilities or authority, or scope of duties; or (iii) without the officer’s written consent, a material change in the principal geographic location at which the officer must perform his services (it being understood that the relocation of the officer to a facility or a location within 40 miles of the State Capitol Building in Denver, Colorado shall not be deemed material for purposes of the employment agreements).

Payments Provided Upon a Change in Control

In the event the NEO’s employment is terminated within 12 months of a Change in Control of us, (i) all stock options, restricted stock, and other stock-based grants granted or may be granted in the future by us to the NEO will immediately vest and become exercisable and (ii) continued participation in the health and welfare plans for up to 24 months for Joshua R. Disbrow and Jarrett T. Disbrow and 12 months for Mr. Selhorn and Mr. Pyszczymuka. Joshua R. Disbrow shall receive (i) a payment equal to two and a half times his base salary in effect at the date of the Change in Control and (ii) a pro-rata amount of the target bonus determined by the percentage of time they were employed during the fiscal year. Mr. Selhorn shall receive (i) an amount equal to one times the sum of his then current base salary (or his base salary in effect immediately prior to the Change in Control, if higher) and (ii) his target annual incentive compensation for the then-current fiscal year. Jarrett T. Disbrow shall receive a lump sum payment equal to two times his base salary in effect at the date of termination. Mr. Pyszczymuka shall receive (i) a payment equal to his base salary in effect at the date of the Change in Control and (ii) a pro-rata amount of the target bonus determined by the percentage of time they were employed during the fiscal year.

“Change in Control” means the occurrence of any of the following events:

●	the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, or any of its Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3- promulgated under the Exchange Act) of 50% or more of the combined voting power or economic interests of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any issuance of securities by the Company in a transaction or series of transactions made principally for bona fide equity financing purposes; or

●	the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by the Company in a transaction or series of transactions made principally for bona fide equity financing purposes) other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in the Company held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or

●	the sale or other disposition of all or substantially all of the assets of the Company in one transaction or series of related transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 24, 2025, for:

●	each beneficial owner of more than 5% of our outstanding common stock;

●	each of our directors and NEOs; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common stock that can be acquired within 60 days of March 24, 2025. The percentage ownership information shown in the table is based upon 6,169,953 shares of common stock outstanding as of March 24, 2025.

Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options and warrants held by that person that are immediately exercisable or exercisable within 60 days of March 24, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The information in the tables below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Aytu BioPharma, Inc., 7900 East Union Avenue, Suite 920, Denver, Colorado 80237.

	Number of	Percentage of
	Shares	Shares
	Beneficially	Beneficially
	Owned	Owned
5% or more Beneficial Owners
Nantahala Capital Management, LLC (1)	1,086,812	17.5%
Stonepine Capital Management, LLC (2)	626,862	10.1%

Non-employee Directors
John A. Donofrio, Jr. (3)	3,962	*
Carl C. Dockery (4)	11,402	*
Abhinav “Abi” Jain (5)	9,500	*
Vivian H. Liu (6)	9,825	*
Named Executive Officers
Joshua R. Disbrow (7)	107,435	1.7%
Ryan J. Selhorn (8)	23,893	*
Jarrett T. Disbrow (9)	23,928	*
Greg Pyszczymuka (10)	33,725	*
All directors and executive officers as a group, including those named above (eight persons)	223,670	3.6%

*	Represents beneficial ownership of less than 1%.
(1)

The number of shares is based on a Form 13D/A filed by Nantahala Capital Management, LLC (“Nantahala”) with the SEC on June 18, 2024. Based on such filing, Nantahala are deemed to have the voting and dispositive power with respect to 1,086,812 shares of common stock. Nantahala have their principal business office at 130 Main Street, 2nd Floor, Nan Canaan, CT 06840.

(2)

The number of shares is based on a Form 13G/A filed by Stonepine Capital Management, LLC (“Stonepine”) with the SEC on November 13, 2024. Based on such filing, Stonepine are deemed to have the voting and dispositive power with respect to 626,862 shares of common stock. Stonepine have their principal business office at 919 NW Bond Street, Suite 204, Bend, OR 97703.

(3)	Consists of (i) 872 shares of common stock, (ii) 2,890 unvested restricted shares and (iii) 200 shares of common stock issuable upon the exercise of vested options.
(4)

Consists of (i) 8,262 shares of common stock, (ii) 2,890 unvested restricted shares, (iii) 200 shares of common stock issuable upon the exercise of vested options and (iv) 50 shares of common stock held by Alpha Venture Capital Partners, L.P. Mr. Dockery is the President of the general partner of Alpha Venture Capital Partners, L.P. and therefore may be deemed to beneficially own the shares beneficially owned by Alpha Venture Capital Partners, L.P.

(5)

Consists of (i) 4,650 shares of common stock and (ii) 4,850 unvested restricted shares. Mr. Jain is affiliated with Nantahala, however, the shares of common stock and unvested restricted shares totaling 9,500 are held by Mr. Jain in his individual capacity.

(6)	Consists of (i) 6,044 shares of common stock and (ii) 3,781 unvested restricted shares.
(7)

Consists of (i) 84,325 shares of common stock, (ii) 2,266 unvested restricted shares and (iii) 20,844 shares of common stock issuable upon the exercise of vested options. Does not include 116 shares of common stock held by an irrevocable trust for estate planning in which Joshua R. Disbrow is a beneficiary. Joshua R. Disbrow does not have or share investment control over the shares held by the trust, Joshua R. Disbrow is not the trustee of the trust (nor is any member of Joshua R. Disbrow’s immediate family) and Joshua R. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a 8(b) and related rules, Joshua R. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.

(8)	Consists of (i) 2,000 shares of common stock, and (ii) 14,000 shares of unvested restricted shares and (iii) 7,893 shares of common stock issuable upon the exercise of vested options.
(9)	Consists of (i) 11,082 shares of common stock, and (ii) 1,714 shares of unvested restricted shares and (iii) 11,132 shares of common stock issuable upon the exercise of vested options.
(10)

Consists of (i) 23,393 shares of common stock, (ii) 209 shares of unvested restricted stock units that will vest within the 60 days following the record date and (iii) 10,123 shares of common stock issuable upon the exercise of vested options.

RELATED PARTY TRANSACTIONS

We describe below all transactions and series of similar transactions, other than compensation arrangements, during the last three fiscal years, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and

●

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Jarrett T. Disbrow, the brother of Joshua R. Disbrow, our Director and Chief Executive Officer, is employed by us as our Chief Business Officer. His total annual salary and other cash compensation was $531,094, which consists of $386,250 base salary and a $144,844 cash bonus during the year ended June 30, 2024, and he also receives benefits consistent with other employees serving in the same capacity.

On July 31, 2024, we entered into a definitive agreement to divest our consumer health business to a private, e-commerce focused company affiliated with our former Vice President of Consumer Health, Jonathan Hughes. Pursuant to the definitive agreement, Mr. Hughes resigned from the Company effective July 31, 2024. The divested business encompasses the established e-commerce platform, certain inventory and associated consumer brands, intellectual property, contracts and liabilities, and provides for us to receive up to $0.5 million of revenue-based royalty payments and recovery of cost on certain future sales of former consumer health business products. Upon consummation of this agreement, we completed our wind down of our consumer health business.

Review, Approval or Ratification of Transactions with Related Persons

Effective upon its adoption in July 2016, pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Business Conduct and Ethics available on our website at https://www.aytubio.com under the “Investors—Corporate Governance” section.

Prior to the adoption of the Audit Committee Charter, and due to the small size of the Company, we did not have a formal written policy regarding the review of related party transactions, and relied on our Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviewed any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 7900 East Union Avenue, Suite 920, Denver, Colorado 80237. The Corporate Secretary will forward all such communications to the addressee.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Under our bylaws, stockholder proposals to be considered at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) must be received by our Corporate Secretary at our principal executive offices by the 10th day following the date on which the date of the 2026 Annual Meeting is first publicly announced or disclosed by us.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2026 Annual Meeting, it must be delivered to our Corporate Secretary at our principal executive offices no later than 120 days prior to the Anniversary Date. Provided, however, that if the date of the 2026 Annual Meeting is more than 30 days before or after the Anniversary Date, notice by the stockholder must be delivered within a reasonable time before we begin to print and send our proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act.

Stockholders who intend to solicit proxies for the 2026 Annual Meeting in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-9 promulgated under the Exchange Act and our bylaws no later than the 10th day following the date on which the date of the 2026 Annual Meeting is first publicly announced or disclosed by us.

Stockholder proposals and notices should be mailed to Corporate Secretary, Aytu BioPharma, Inc., 7900 East Union Avenue, Suite 920, Denver, Colorado 80237.

COSTS OF PROXY SOLICITATION

Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of the Notice of Internet Availability or proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability or proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of the Notice of Internet Availability or proxy materials by contacting us either by calling (720) 437-6580 or by mailing a request to Corporate Secretary, Aytu BioPharma, Inc., 7900 East Union Avenue, Suite 920, Denver, Colorado 80237. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

NOTICE AND ACCESS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting held on May 21, 2025:

The notice of Annual Meeting, this proxy statement and the annual report are available at https://materials.proxyvote.com/054754.

We are furnishing the proxy materials to a number of our stockholders under the SEC’s notice and access rules. Stockholders may also receive printed copies of each of these documents without charge by contacting us by mail at Corporate Secretary, Aytu BioPharma, Inc., 7900 East Union Avenue, Suite 920, Denver, Colorado 80237. Please include your contact information with the request.

APPENDIX A

2023 EQUITY INCENTIVE PLAN AMENDMENT

AMENDMENT

TO THE AYTU BIOPHARMA, INC. 2023 EQUITY INCENTIVE PLAN

Effective as of [•]

WHEREAS, the Board of Directors (the “Board”) of Aytu BioPharma, Inc. (the “Company”) heretofore established the Aytu BioPharma, Inc. 2023 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the number of shares available for issuance thereunder; and

WHEREAS, the Board has the right to amend the Plan with respect to certain matters; and

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	Subject to approval of the Company’s stockholders, the Plan is hereby amended, so that Section 4(a)(i) reads in its entirety as follows:

(i)	500,000 Shares, plus

2.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment To The Aytu BioPharma, Inc. 2023 Equity Incentive Plan to be executed by a duly authorized officer on [•], 2025.

AYTU BIOPHARMA, INC.

By:	/s/
Name: Joshua R. Disbrow Title: Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on May 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Broadridge must receive your proxy card by 11:59 p.m. Eastern time on May 20, 2025.

VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS
You may attend the meeting and vote during the meeting. To attend the meeting go to the "Attend a Meeting" link at www.proxyvote.com. If you attend the meeting, please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote your shares.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67105-P29430 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AYTU BIOPHARMA, INC.

The Board of Directors recommends you vote FOR the following:

1. The election as director of the nominees listed below.

Nominees:	**For**	**Withhold**
1a. Joshua R. Disbrow	☐	☐
1b. John A. Donofrio, Jr.	☐	☐
1c. Carl C. Dockery	☐	☐
1d. Abhinav "Abi" Jain	☐	☐
1e. Vivian H. Liu	☐	☐

NOTE: Such other business as may properly come before the annual meeting of stockholders or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V67106-P29430

AYTU BIOPHARMA, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2025, AT 10:00 A.M. MOUNTAIN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joshua R. Disbrow and Ryan J. Selhorn as proxies, each with full power of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Aytu BioPharma, Inc. held of record by the undersigned on March 24, 2025, at the annual meeting of stockholders to be held at the office of Aytu BioPharma, Inc. at 7900 East Union Avenue, Suite 920, Denver, Colorado 80237 on May 21, 2025, at 10:00 a.m. Mountain time or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side